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                        9/03 AMENDMENT TO SENIOR SECURED

                                CREDIT AGREEMENT

                         dated as of September 22, 2003

                                  by and among

                         AMERICAN BUSINESS CREDIT, INC.

                             and certain affiliates

                                       and

                              JPMORGAN CHASE BANK,

                            as Agent and as a Lender,

                                       and

                       the other Lender(s) parties hereto

                         amending (for the fourth time)
                    the 3/02 Senior Secured Credit Agreement
                 dated as of March 15, 2002, as supplemented by
                    the 10/02 Letter of Credit Supplement to
               Senior Secured Credit Agreement, and as previously
              amended by the 12/02 Amendment and the 3/03 Amendment
                           and the 3/31/03 Amendment,
                             all among such parties

--------------------------------------------------------------------------------

                             INDEX OF DEFINED TERMS




10/02 Supplement.............................................................1
3/02 Credit Agreement........................................................1
9/03 Amendment...............................................................1
9/03 Amendment Effective Date................................................2
ABC..........................................................................1
ABFRS2002....................................................................1
ABMS.........................................................................1
Agent........................................................................1
Aggregate Committed Sum......................................................3
Agreement....................................................................1
Amended Credit Agreement.....................................................2
Cash Collateral Account......................................................3
Chase........................................................................1
Committed Sum................................................................3
Companies....................................................................1
Company......................................................................1
Current Credit Agreement.....................................................1
HAC..........................................................................1
Parent.......................................................................1
TRC..........................................................................1

                                TABLE OF CONTENTS

1.  DEFINITIONS...............................................................2
3.  THE LENDERS' COMMITMENTS..................................................3
7.  COLLATERAL................................................................3
8.  CONDITIONS PRECEDENT......................................................4
9.  REPRESENTATIONS...........................................................4
10.  AFFIRMATIVE COVENANTS....................................................4
11.  NEGATIVE COVENANTS.......................................................4
16.  MISCELLANEOUS............................................................5

                                9/03 AMENDMENT TO

                         SENIOR SECURED CREDIT AGREEMENT

                                    Preamble

         This 9/03 Amendment to the Senior Secured Credit Agreement dated September 22, 2003 (the "9/03 Amendment") amending the 3/02 Amended and Restated Senior Secured Credit Agreement dated March 15, 2002 (the "3/02 Credit Agreement"), as supplemented by the 10/02 Letter of Credit Supplement to the Senior Secured Credit Agreement (the "10/02 Supplement"), as amended by the 12/02 Amendment, the 3/03 Amendment and the 3/31/03 Amendment, as amended hereby and as it may be further supplemented, further amended or restated from time to time, (the "Current Credit Agreement" or, within itself, this "Agreement"), among:

         AMERICAN BUSINESS CREDIT, INC. ("ABC"), a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC. ("HAC"), a Pennsylvania corporation doing business under the assumed or fictitious name Upland Mortgage, and AMERICAN BUSINESS MORTGAGE SERVICES, INC. ("ABMS"), a New Jersey corporation formerly named New Jersey Mortgage & Investment Corp., Inc., TIGER RELOCATION COMPANY ("TRC"), a Pennsylvania corporation formerly named ABC Holdings Corporation, and ABFS Residual 2002, Inc. ("ABFSR2002"), each with its principal office at The Wanamaker Building, 100 Penn Square East, 8th Floor, Philadelphia, Pennsylvania 19107 (ABC, HAC, ABMS, TRC, and ABFSR2002 are herein collectively the "Companies" and are sometimes individually referred to as a "Company");

         AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Parent"), a Delaware corporation and owner of all of the capital stock of ABFSR2002, and all of the capital stock of ABC which owns all of the capital stock of each of the other Companies;

         JPMORGAN CHASE BANK ("Chase"), a New York banking corporation, acting herein as a Lender and as agent and representative of the Lenders and Eligible Assignees (in that capacity, Chase is called the "Agent"); and

         such other Lender(s) as may from time to time be party to the Current Credit Agreement;

         recites and provides as follows:

                                    Recitals

         One or more of the Companies (other than ABFSR2002) intend to sell Mortgage Loans, including all of the Pledged Loans, to a third party for cash, as a result of which the Companies will have no further need to borrow under the Current Credit Agreement, but the Letter of Credit previously issued by Chase pursuant to the Current Credit Agreement will remain outstanding. Chase, as the only Lender, is willing for the Agent's Lien against the Pledged Mortgage Loans to be released, but only if the obligations of the Companies with respect to Letters of Credit continue to be adequately secured and the Current Credit Agreement is amended to reflect such events and changed circumstances.

         Therefore, the parties wish to amend the 3/02 Credit Agreement, as supplemented by the 10/02 Supplement and amended by the 12/02 Amendment and the 3/03 Amendment and the 3/31/03 Amendment (as so supplemented and amended, the "Amended Credit Agreement") to change the facility from a $50 million revolving credit facility and letter of credit facility to an $8 million letter of credit facility, to limit the types of property that will be Eligible Collateral and to modify its financial covenants as hereinafter provided.

         All capitalized terms defined in the Amended Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

         The Sections of this 9/03 Amendment are numbered to correspond with the numbers of the Sections of the 3/02 Credit Agreement and are consequently nonsequential.

         If there is any conflict or inconsistency between the foregoing recitals and the following agreements, the latter shall govern and control.

                                   Agreements

         In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby agree as follows.

                                 1. DEFINITIONS

         1.2 Definitions of General Application. This Section is hereby amended as follows:

         A. The following definitions are hereby added to Section 1.2, in alphabetical order:

                  "9/03 Amendment" means the 9/03 Amendment to Senior Secured Credit Agreement dated as of September 22, 2003.

                  "9/03 Amendment Effective Date" is defined in the 9/03 Amendment (to mean September 22, 2003.)

         B. The definitions of "Collateral," "Collateral Value" and "Eligible Collateral" as amended by the 10/02 Supplement are each hereby reamended to exclude any and all Mortgage Loans previously included as Collateral and Eligible Collateral. The Lenders hereby direct the Agent to release its Liens on all Pledged Mortgage Loans now held by the Agent as Collateral.

         C. The definitions of "Aggregate Committed Sum" and "Committed Sum" set forth in Section 1.2 are hereby amended each in its entirety to henceforth read as follows:

                  "Aggregate Committed Sum" means, on any day, the lesser of (a) Eight Million Dollars ($8,000,000) and (b) the aggregate of the Lenders' individual Committed Sums for that day as stated in the definition of "Committed Sum".

                  "Cash Collateral Account" means the Companies' non-interest bearing demand checking account no. 00113325386 to be maintained with and pledged to Chase. Only Chase shall be able to make or order withdrawals from the Cash Collateral Account.

                  "Committed Sum" means, for any day, the maximum amount a Lender is committed to lend to the Companies (or for their account) pursuant to this Agreement, on its terms and subject to its conditions. From the 9/03 Amendment Effective Date of this Agreement until the Termination Date or such other date (if any) when all or any of them is changed by operation of the provisions of any agreement or Legal Requirement, the Committed Sums for the Lenders are as set forth on Schedule LC, as it may be amended and restated from time to time.

                           3. THE LENDERS' COMMITMENTS

         3.1 The Lenders' Commitments to Lend. The provisions of Section 3.1 of the 3/02 Credit Agreement are amended hereby to terminate the Lenders' commitments to make revolving credit Advances to the Companies under the Sublines as of the 9/03 Amendment Effective Date, so that henceforth the Companies shall have no right to borrow money from the Lenders under the Current Credit Agreement. However, such termination shall not affect or impair the Companies' ability to request the issuance of Letters of Credit in such manner and pursuant to such terms as are provided in the Amended Credit Agreement.

                                  7. COLLATERAL

         7.1 Grant of Security Interest. The provisions of Section 7 of the 3/02 Credit Agreement are not amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Companies hereby GRANTS to the Agent, as agent and representative of the Lenders, a first priority security interest in all of such Company's present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted in the 3/02 Credit Agreement, the 12/02 Amendment, the 3/03 Amendment and the 3/31/03 Amendment and the security interest in the Collateral granted in the Security Agreement - Class R Certificate, as amended, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent as agent and representative of the Lenders, including Chase. Notwithstanding the foregoing, any Collateral not required to secure any remaining Advances shall be released pursuant to Section 7.12 of the Current Credit Agreement. The Lenders shall execute any releases or other documents necessary to effectuate such release.

                             8. CONDITIONS PRECEDENT

         Section 8 of the 3/02 Credit Agreement is hereby amended by adding the following new Section 8.7:

                  8.7 Each Letter of Credit on or after the 9/03 Amendment Effective Date. The obligations of Chase to issue Letters of Credit requested on or after the 9/03 Amendment Effective Date are also subject to the condition precedent that the Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

                           (a) The 9/03 Amendment duly executed by all parties;
and

                           (b) such other documents, if any, as shall be
specified by the Agent.

                               9. REPRESENTATIONS

         The Companies and the Parent hereby republish all of their representations and warranties made in the 3/02 Credit Agreement.

                            10. AFFIRMATIVE COVENANTS

         New Section 10.20 reading as follows is hereby added to the end of
Section 10:

                  10.20. Reduce Subordinated Debt. Beginning with the fiscal quarter ending on December 31, 2003, the Company will apply or cause to be applied on a quarterly basis a minimum of sixty percent (60%) of the Company's operating cash flow per quarter to retire and reduce Subordinated Debt.

                             11. NEGATIVE COVENANTS

         The following numbered Sections of Section 11 of the 3/02 Credit Agreement, as heretofore amended, are hereby amended in their entirety to henceforth read as follows:

                  11.5. The Parent's Minimum Liquidity. The Parent will at all times maintain at least Twenty-five Million Dollars ($25,000,000) in unrestricted cash and Cash Equivalents that is owned and held free and clear of Liens other than bankers' liens or setoff rights against cash on deposit with the Agent or another depositary institution and the Agent's or another warehouse lender's Lien.

                  11.10. The Parent's Minimum GAAP Net Worth. As of the end of the current fiscal quarter, permit the GAAP Net Worth of the Parent (on a consolidated basis with its Subsidiaries) to be less than Twenty-eight Million Dollars ($28,000,000) with an increase in such GAAP Net Worth of Two Million Dollars ($2,000,000) in the each of the following fiscal quarters beginning with the fiscal quarter ending December 31, 2003.

                  11.13. Total Delinquency Rate Limitation. The Companies will not permit the Total Delinquency Rate as of the end of any calendar quarter to exceed twelve percent (12%.)

         The text contained in Section 11.8 is deleted in its entirety and hereby shall read as follows:

                  11.8.    [Intentionally Deleted]

         New Section 11.15 reading as follows is hereby added to the end of
Section 11:

                  11.15. The Parent's Maximum Subordinated Debt. The Parent will not on any day permit Subordinated Debt to exceed Seven Hundred Five Million Dollars ($705,000,000).

                                16. MISCELLANEOUS

         The parties hereby ratify and confirm the Current Credit Agreement (being the 3/02 Credit Agreement, as supplemented by the 10/02 Supplement, as amended by the 12/02 Amendment and the 3/03 Amendment and the 3/31/03 Amendment and as amended hereby). The Parent hereby ratifies the Guaranty and confirms that (i) the Guaranty is and remains in full force and effect and (ii) the Parent, as primary obligor and not as a surety, unconditionally guarantees to the Lenders and the Agent the full, prompt and punctual payment of the Loan when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the terms and provisions of the Current Credit Agreement, the Notes and the other Credit Papers, and that such guaranty obligation is not and shall not be impaired, diminished or otherwise affected in any way adverse to the Agent or the Lenders by this Amendment or any act or transaction contemplated hereby, and the Parent hereby irrevocably consents to this Amendment.

                  16.10 Notice Pursuant to Tex. Bus. & Comm. Code ss.26.02. This
         Section is hereby amended to read as follows:

         THE 3/02 CREDIT AGREEMENT, AS SUPPLEMENTED BY THE 10/02 SUPPLEMENT, AS AMENDED BY THE 12/02 AMENDMENT, THE 3/03 AMENDMENT, AND THE 3/31/03 AMENDMENT AND AS AMENDED HEREBY, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               (The remainder of this page is blank; unnumbered counterpart signature pages follow.)

         EXECUTED as of September 22, 2003.

By the Companies:                 AMERICAN BUSINESS CREDIT, INC.


                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

                                  HOMEAMERICAN CREDIT, INC. doing business as UPLAND MORTGAGE


                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

                                  AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

                                  TIGER RELOCATION COMPANY

                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

                                  ABFS RESIDUAL 2002, INC.

                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

By the Parent/Guarantor:          AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________



Unnumbered counterpart signature page to 9/03 Amendment to Senior Secured Credit
   Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender

By the Agent and a Lender:        JPMORGAN CHASE BANK,
                                  as the Agent and as a Lender

                                  By:_________________________________________
                                  Name:_______________________________________
                                  Title:______________________________________

Schedules:
Schedule LC - the Lenders' Committed Sums and Subline Funding Limits and the
              Aggregate Committed Sum



Unnumbered counterpart signature page to 9/03 Amendment to Senior Secured Credit
   Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender

                                   SCHEDULE LC

                            TO 3/02 CREDIT AGREEMENT

             The Lenders' Committed Sums and Subline Funding Limits

                         and the Aggregate Committed Sum

       ------------------ -------------- --------------- --------------- ------------- --------------- --------------
            Lender        Committed Sum  Single-family    Receivables    REO Subline    Repurchased       Working
                                           Warehouse        Subline        Funding       Mortgages        Capital
                                            Subline      Funding Share      Share         Subline         Subline
                                         Funding Share                                 Funding Share   Funding Share

       ------------------ -------------- --------------- --------------- ------------- --------------- --------------
       JPMorgan            $8,000,000          0               0              0              0               0
       Chase Bank*
       ------------------ -------------- --------------- --------------- ------------- --------------- --------------
       Aggregate           $8,000,000
       Committed
       Sum
       ------------------ -------------- --------------- --------------- ------------- --------------- --------------
       Sublimit                                0               0              0              0               0
       ------------------ -------------- --------------- --------------- ------------- --------------- --------------

*JPMorgan Chase Bank is the only Lender on the 9/03 Amendment Effective Date